UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

320 W. 37th Street, 13th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On September 13, 2016, Snap Interactive, Inc. (the “Company”), SAVM Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), A.V.M. Software, Inc. (d/b/a Paltalk), a New York corporation (“Paltalk”), and Jason Katz, as the Paltalk Representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub agreed to merge with and into Paltalk, with Paltalk surviving as a wholly owned subsidiary of the Company (the “Merger”).

The Merger

Pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement), each outstanding share of Paltalk’s common stock, other than shares to be cancelled pursuant to the Merger Agreement, and shares held by a Paltalk stockholder who has demanded appraisal for such shares in accordance with applicable law, shall be automatically converted into the right to receive 148.3 shares of the Company’s common stock (the “Exchange Ratio”). No fractional shares shall be issued in the Merger. Instead, a holder of Paltalk’s common stock that would otherwise be entitled to receive a fractional share of the Company’s common stock in the Merger will receive one full additional share of the Company’s common stock.

In addition, at the Effective Time, each outstanding Paltalk stock option shall be assumed by the Company and automatically converted into a stock option representing the right to purchase shares of the Company’s common stock, with the number of shares underlying such stock option and the exercise price thereof being adjusted by the Exchange Ratio, with any fractional shares rounded down to the next lowest number of whole shares.

Immediately following the consummation of the Merger, the former Paltalk stockholders are expected to own a majority of the Company’s outstanding common stock on a fully-diluted basis.

It is expected that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes, so that, in general, none of the Company, Merger Sub, Paltalk or any of Paltalk’s stockholders will recognize any gain or loss in the transaction.

Approvals, Closing Conditions, Representations and Warranties and Covenants

The respective Boards of Directors of each of the Company, Merger Sub and Paltalk have approved the Merger and the Merger Agreement. In addition, the holders of a majority of the outstanding common stock of Paltalk have approved the Merger and the Merger Agreement. The completion of the Merger will not require any consent or approval from the stockholders of the Company. However, the consummation of the Merger is subject to certain customary conditions, including, among other things:

●	the delivery by certain officers and directors of Paltalk and the Company of a lock-up agreement;

●	the delivery by certain officers and directors of Paltalk and the Company of employment agreements with the Company;

●	no more than an aggregate of 5% of the holders of Paltalk’s outstanding common stock exercising appraisal rights with respect to the Merger; and

●	the absence of a Material Adverse Effect (as defined in the Merger Agreement).

The parties have also made customary representations and warranties and agreed to customary covenants in the Merger Agreement. Among other things, the parties entered into a covenant to use good faith efforts to mutually agree on an amendment to the Company’s Certificate of Incorporation to change the Company’s name following the Merger. In addition, the Company and Paltalk have each agreed to certain pre-closing covenants in the Merger Agreement, including, among other things, covenants that each of the Company and Paltalk will, and each will cause its subsidiaries to, during the period between the date of the Merger Agreement and the Effective Time, conduct its business only in the ordinary course of business consistent with past practice, and that each of the Company and Paltalk will not engage in certain types of transactions without the consent of the other during such period.

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Subject to certain exceptions set forth in the Merger Agreement, the Company is subject to customary restrictions on its ability to solicit acquisition proposals from third parties and to provide information to, and enter into discussions or negotiations with, third parties regarding alternative acquisition proposals. However, in certain circumstances, the solicitation restrictions are subject to a customary “fiduciary out” provision that allows the Company to provide information to, and enter into discussions or negotiations with, third parties with respect to an acquisition proposal if the Company’s Board of Directors determines in good faith that such acquisition proposal either constitutes, or is reasonably expected to result in, a Superior Offer (as defined in the Merger Agreement) and that the failure to do so would be inconsistent with its fiduciary duties under applicable law.

Termination Rights and Procedures

The Merger Agreement provides that it may be terminated by the mutual written consent of the Company and Paltalk. In addition, either the Company or Paltalk may generally terminate the Merger Agreement in the event of, among other things, material breaches of representations, warranties, agreements or covenants by the other party, the Closing (as defined in the Merger Agreement) not having taken place by November 27, 2016 or a Material Adverse Effect related to the other party. The Company may also terminate the Merger Agreement in the event that it receives an acquisition proposal that the Company’s Board of Directors determines, in good faith and in consultation with legal and financial advisors, constitutes a Superior Offer.

In the event that the Company terminates the Merger Agreement due to its acceptance of a Superior Offer, the Company has agreed to pay Paltalk a termination fee equal to the reasonable costs and expenses incurred by Paltalk in connection with the Merger (including the Merger Agreement); provided, that such termination fee shall in no event exceed $375,000.

Management of the Combined Company and Ancillary Agreements

Pursuant to the Merger Agreement, the parties have agreed that, as of the Effective Time, the Board of Directors of the Company shall consist of three members of Paltalk’s current Board of Directors – Jason Katz, Lance Laifer and John Silberstein, two members of the Company’s current Board of Directors – Alexander Harrington and Clifford Lerner, and two new members of the Board of Directors – Yoram “Rami” Abada and Michael Levit. Other than Messrs. Harrington and Lerner, all other members of the Company’s current Board of Directors will resign from their positions as of the Effective Time.

The Merger Agreement also provides that, at the Effective Time, the officers of the Company shall consist of the following individuals in the role(s) set forth opposite such individual’s name below:

Name	Title
Alexander Harrington	Chief Executive Officer and interim Chief Financial Officer
Jason Katz	Chairman of the Board, President and Chief Operating Officer
Arash Vakil	Chief Product Officer
Eric Sackowitz	Chief Technology Officer
Clifford Lerner	Chief Product Innovation Officer

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As a condition to the Closing of the Merger, the Merger Agreement provides that Messrs. Harrington, Katz and Lerner will have delivered employment agreements (or amendments to existing employment agreements) with the Company that become effective as of the Effective Time. In addition, pursuant to the Merger Agreement, each continuing executive officer and director of the Company, consisting of Messrs. Harrington and Lerner, and each new executive officer and director of the Company, consisting of Messrs. Katz, Laifer, Silberstein, Abada, Levit, Sackowitz and Vakil, must deliver a lock-up agreement that becomes effective as of the Effective Time. The Company and Mr. Katz, as the Paltalk Representative, must also deliver a signed escrow agreement related to the indemnification escrow required by the Merger Agreement (as described below).

In connection with the Merger, and as a condition of the Closing, the Company has also agreed to enter into amendments to certain of Mr. Lerner’s outstanding restricted stock award agreements to amend the vesting schedules thereof, as well as enter into a registration rights agreement with Mr. Lerner providing for registration rights with respect to his shares of the Company’s common stock.

Indemnification and Escrow Shares

Under the Merger Agreement, the Company and Paltalk have generally agreed to indemnify and hold harmless the other party from and against any losses arising from, among other things, (i) any inaccuracy or breach of any representation or warranty made by such party and (ii) the non-fulfillment or breach of any covenant or agreement by such party, as well as certain other potential losses described more fully in the Merger Agreement.

In order to secure Paltalk’s indemnification obligations under the Merger Agreement, the parties have agreed to hold back 18,000,000 shares (the “Escrow Shares”) of the Company’s common stock that would otherwise be issued to the Paltalk stockholders in the Merger and deposit such shares in an escrow account to be held until sixty days after the date on which the Company files with the Securities and Exchange Commission (the “SEC”) its consolidated audited financial statements for the fiscal year ended December 31, 2016 (the “Indemnification Release Date”). After such date, the remaining Escrow Shares (the Escrow Shares minus any Escrow Shares issued in satisfaction of any indemnification claims by the Company and certain of its affiliates) will be distributed to the former stockholders of Paltalk.

In addition, the Merger Agreement provides that up to 8,000,000 shares (the “Indemnification Shares”) of the Company’s common stock may be issued to the stockholders of Paltalk in satisfaction of the indemnification obligations of the Company under the Merger Agreement. Subject to certain exceptions, any such indemnification claims must be brought by Paltalk prior to the Indemnification Release Date.

Subject to certain limitations in the Merger Agreement, the aggregate amount of losses recoverable by the Company and certain of its affiliates pursuant to the indemnification obligations of the Paltalk stockholders shall not exceed the value of the Escrow Shares, and the aggregate amount of losses recoverable by the Paltalk stockholders pursuant to the indemnification obligations of the Company shall not exceed the value of the Indemnification Shares.

Restrictions on Transfer of Shares to be Issued in the Merger; Other Information

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. If the Merger is consummated, the issuance of the shares of the Company’s common stock will be made in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Regulation D thereunder. THE SHARES OF THE COMPANY’S COMMON STOCK THAT WILL BE ISSUED IN THE MERGER WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND WILL BEAR A RESTRICTIVE LEGEND STATING THAT SUCH SHARES CAN NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

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Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.

On September 14, 2016, the Company and Paltalk issued a joint press release regarding the Merger. A copy of the joint press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth in such filing.

Forward-Looking Statements

This Current Report on Form 8-K release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of the Company and Paltalk, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation: the ability of the Company and Paltalk to consummate the Merger, including the ability to satisfy conditions to closing the Merger; risks and uncertainties associated with general economic, industry and market sector conditions; future growth and the ability to obtain additional financing to implement growth strategies; the ability to successfully develop and launch new applications, including dating applications with live video features; the ability to successfully combine the product portfolio of the Company and Paltalk; the ability to market products internationally and derive revenue therefrom; the ability to successfully license products and platforms; the ability to increase or recognize revenue, decrease expenses and increase the number of active subscribers, new subscription transactions or monthly active users; the ability to enter into new advertising agreements; the ability to diversify new user acquisition channels or improve the conversion of users to paid subscribers; the ability to anticipate and respond to changing user and industry trends and preferences; industry competition; and circumstances that could disrupt the functioning of the applications of the Company or Paltalk. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company and Paltalk undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

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Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1#	Agreement and Plan of Merger, dated September 13, 2016, by and among Snap Interactive, Inc., SAVM Acquisition Corporation, A.V.M. Software, Inc. and Jason Katz.
99.1	Press Release, dated September 14, 2016, issued by Snap Interactive, Inc. and A.V.M. Software, Inc.

# Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Snap Interactive, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2016

SNAP INTERACTIVE, INC.

	By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1#	Agreement and Plan of Merger, dated September 13, 2016, by and among Snap Interactive, Inc., SAVM Acquisition Corporation, A.V.M. Software, Inc. and Jason Katz.
99.1	Press Release, dated September 14, 2016, issued by Snap Interactive, Inc. and A.V.M. Software, Inc.

# Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Snap Interactive, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

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